Exhibit 13.1

Certification by the Chief Executive Officer

Pursuant to Section 906 Of the Sarbanes-Oxley Act 2002

In connection with the Annual Report of Scienjoy Holding Corporation (the “Company) on Form 20-F for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiaowu He, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2022

By:	/s/ Xiaowu He
Name:	Xiaowu He
Title:	Chief Executive Officer